UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               CHRISTOPHER P. LAIA
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   JULY 31

Date of reporting period:  JULY 31, 2011



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING JULY 31, 2011



[LOGO OF USAA]
   USAA(R)

                                           [GRAPHIC OF USAA CAPITAL GROWTH FUND]

 ===============================================

       ANNUAL REPORT
       USAA CAPITAL GROWTH FUND
       JULY 31, 2011

 ===============================================

================================================================================

================================================================================

PRESIDENT'S MESSAGE

"LOOKING BACK AT THE FISCAL YEAR, WE SHOULD
ALL TAKE NOTE OF HOW DIFFICULT -- EVEN
IMPOSSIBLE -- IT IS TO PREDICT WHAT IS GOING
TO HAPPEN NEXT. THIS IS WHY I PREFER TO MAKE       [PHOTO OF DANIEL S. McNAMARA]
MY OWN INVESTMENT DECISIONS IN THE CONTEXT
OF MY INVESTMENT PLAN, WHICH IS BASED ON MY
GOALS, RISK TOLERANCE, AND TIME HORIZON."
--------------------------------------------------------------------------------

AUGUST 2011

The one-year reporting period was turbulent, characterized by persistent concerns and punctuated by dramatic events. Yet, despite the headlines, stocks posted strong gains. Riskier asset classes generally outperformed U.S. Treasuries. Interestingly, U.S. Treasury prices fell steeply and then rebounded. As a result, U.S. Treasury yields, which move in the opposite direction of prices, ended the reporting period almost exactly where they started. (Yields declined significantly after fiscal year-end as investors fled riskier asset classes for the relative safe haven of U.S. Treasuries.)

When the period began, U.S. Treasury prices were rising. Investors seemed to prefer U.S. government securities as economic growth slowed. At the time, the Federal Reserve (the Fed) was also expected to reverse its monetary accommodations, which some observers believed would compound the nation's economic problems. However, after the Fed hinted about a second round of quantitative easing (QE2), U.S. Treasury prices declined and yields increased. The trend continued even after the Fed announced it would buy $600 billion in long-term U.S. Treasuries in the open market. Higher risk assets, such as stocks, corporate bonds and high-yield securities, rallied as investors sought better returns.

In February 2011, investor confidence faltered. U.S. Treasury prices started to rise as political unrest emerged in Tunisia and spread to other nations in North Africa and the Middle East. Oil prices increased in response, threatening to derail global economic growth. During March, Japan experienced a massive earthquake followed by a tsunami. The terrible toll on human life and on that nation's infrastructure, including emergencies at some nuclear power plants, led to speculation about the potential impact of the disaster on companies that do business in or with Japan. It also led to supply disruptions that slowed worldwide economic growth. Fortunately, as of this writing, the impact on the financial markets has been minimal.

Throughout the fiscal year, there was also a never-ending stream of bad news from the European Union (EU). A number of EU peripheral nations are struggling with large debt burdens, in both the public and private sectors, and growing unrest in response to austerity measures. Despite action by the

================================================================================

================================================================================

EU and International Monetary Fund, a permanent solution has yet to be found. In my opinion, the health of the entire global financial system has been stressed by the EU's fiscal challenges.

In the U.S., home prices softened in many markets as mortgage lenders renewed their foreclosure filings. Although new jobs were created, the slow rate of growth did not allow the U.S. unemployment rate to improve materially. At the end of June, and as expected, the Fed ended QE2. Surprisingly, U.S. Treasuries continued to rally even as U.S. legislators hotly debated whether to raise the nation's debt ceiling and in spite of one of the three major credit rating agencies putting U.S. government debt on its watch list. (Following the end of reporting period, the U.S. was downgraded one notch to a still very strong AA+.) After the debt debate was settled, the market quickly turned its attention to weaker-than-expected economic growth and escalating sovereign debt concerns in Europe. Although U.S. Treasury yields ended the reporting period about where they started, interest rates fell dramatically after fiscal year-end (as of this writing, the interest rate on a 10-year U.S. Treasury note is below 2.25%). At the same time, volatility in the equity markets increased and stocks declined.

Looking back at the fiscal year, we should all take note of how difficult -- even impossible -- it is to predict what is going to happen next. This is why I prefer to make my own investment decisions in the context of my investment plan, which is based on my goals, risk tolerance, and time horizon. The noise of the latest headlines is not a factor in my considerations, and I sincerely encourage you to follow my example. If you would like to review your strategy, please call on one of our USAA service representatives. They are ready to assist you free of charge.

On behalf of all of us here at USAA Investment Company, thank you for the opportunity to manage your investments. We are proud to serve your financial needs.

Sincerely,

/s/ Daniel S. McNamara

Daniel S. McNamara
President
USAA Investment Management Company

ALL EQUITY INVESTMENTS ENTAIL RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND INDIVIDUAL STOCKS MAY BE MORE VOLATILE THAN OTHER INVESTMENTS AND PROVIDE LESS INCOME.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

As interest rates rise, bond prices fall.

FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY.

Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

================================================================================

================================================================================

TABLE OF CONTENTS

--------------------------------------------------------------------------------

FUND OBJECTIVE                                                                1

MANAGERS' COMMENTARY                                                          2

INVESTMENT OVERVIEW                                                           6

FINANCIAL INFORMATION

   Distributions to Shareholders                                             11

   Report of Independent Registered Public Accounting Firm                   12

   Portfolio of Investments                                                  13

   Notes to Portfolio of Investments                                         23

   Financial Statements                                                      25

   Notes to Financial Statements                                             28

EXPENSE EXAMPLE                                                              43

ADVISORY AGREEMENTS                                                          45

TRUSTEES' AND OFFICERS' INFORMATION                                          53

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2011, USAA. All rights reserved.

================================================================================

================================================================================

FUND OBJECTIVE

CAPITAL APPRECIATION.

--------------------------------------------------------------------------------

TYPES OF INVESTMENTS

Invests primarily in equity securities. The Fund may invest up to 100% of its assets in foreign securities.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Investment Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

================================================================================

                                                             FUND OBJECTIVE |  1

================================================================================

MANAGERS' COMMENTARY ON THE FUND

--------------------------------------------------------------------------------

[PHOTO OF MICHAEL P. MCELROY]                         [PHOTO OF ADAM J. PETRYK]

   MICHAEL P. McELROY, CFA                               ADAM J. PETRYK, CFA
   Batterymarch Financial                                Batterymarch Financial
   Management, Inc.                                      Management, Inc.

--------------------------------------------------------------------------------

o HOW DID THE USAA CAPITAL GROWTH FUND (THE FUND) PERFORM DURING THE REPORTING PERIOD?

   For its most recent fiscal year ended July 31, 2011, the Fund had a total return of 18.23%. This compares to returns of 17.57% for the Lipper Global Funds Index and 18.39% for the MSCI World Index (the Index).

o HOW WOULD YOU DESCRIBE THE ENVIRONMENT FOR GLOBAL STOCKS DURING THE REPORTING PERIOD?

   Despite investor concern regarding the European fiscal crisis originating in Greece, austerity pledges by several European countries eased the crisis early in the reporting period, and stocks rallied as earnings reports and forecasts for a range of industries were surprisingly strong. Investors in global equities then alternated between risk aversion and risk-taking behavior as market watchers reacted to mixed economic indicators. Despite disappointing economic data, equity markets surged in September and finished 2010 on a positive note, producing a strong

   Refer to page 8 for benchmark definitions.

   Past performance is no guarantee of future results.

   Foreign investing is subject to additional risk, such as currency fluctuations, market illiquidity, and political instability.

================================================================================

2  | USAA CAPITAL GROWTH FUND

================================================================================

   rally based on solid company earnings, a modest improvement in consumer spending, and central banks' commitments to quantitative easing.

   At the start of 2011, markets remained resilient, with most regions and sectors posting positive returns in the first calendar quarter and the majority of investors focused on fundamentals. In early May, worries over the health of the global economy resurfaced, and negative headlines became more pervasive. Concerns included the threat of increased global inflation, challenges to credit flows as a result of peripheral European sovereign debt problems, an unanticipated rise in U.S. unemployment, and a slowdown in economic growth caused in part by manufacturing supply chain disruptions from Japan. Nonetheless, markets staged a rally at the end of the period on modestly positive economic and manufacturing data, and virtually all regions and sectors posted positive returns during the past 12 months.

   Performance for the overall period was led by Asia (not including Japan), while in developed markets, Japan lagged despite strong returns for the stock market's energy sector. Not surprisingly, this derived largely from a negative return for Japanese utilities as they struggled to recover from the impact of the disaster there.

o  PLEASE DISCUSS THE FUND'S PERFORMANCE REGARDING STRATEGY AND STOCK SELECTION.

   Batterymarch employs a disciplined framework to compare global stocks across multiple perspectives based on proven fundamentals. These include measures of growth and value as well as other dimensions such as cash flow, earnings growth, and analyst expectations.

   Because we maintain broad industry sector neutrality as a risk control measure, stock selection is the primary driver of our performance

   You will find a complete list of securities that the Fund owns on pages
   13-22.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  3

================================================================================

   relative to the Index. During the 12-month period, stock selection added significant value, most notably within the health care, bank, materials, industrial, consumer discretionary, and consumer staples sectors. Selection in information technology, energy, and non-bank financials represented the only meaningful detractors from stock selection results. In terms of individual holdings, our position in KIA Motors Corp. made the largest contribution at the stock level. Positions in Lorillard, Inc. and Wendel (another non-benchmark holding), as well a lack of holdings in Bank of America Corp., also contributed. The fund's overweight positions in Research in Motion Ltd. and Kansai Electric Power Co., Inc. detracted from results, as did the non-benchmark holding Banco Itau Holding Financeira S.A., which posted a negative return for the period.

o  HOW IS THE FUND POSITIONED REGIONALLY?

   The Fund's regional weightings are largely a byproduct of individual stock ranking. As of July 31, 2011, the Fund held a significant weighting in emerging markets, which are virtually unrepresented in the MSCI World Index. Emerging markets continue to look more attractive than developed markets, with less expensive valuations in terms of price-to-forward earnings per share (EPS), and comparable growth prospects as measured by estimated EPS growth for the next two years. The Fund was also slightly overweight to Japan at period end. The Fund's largest underweights were to Continental Europe, the United States, and the combined "region" of Australia, New Zealand, and Canada.

o  WHAT IS YOUR OUTLOOK FOR GLOBAL STOCKS?

   Recent market action serves to underscore the difficulty in assessing future market direction. For example, while corporations remain flush with cash, and earnings have generally been better than expected, prospects for future growth remain unclear due to continued high

   Research in Motion was sold out of the Fund prior to July 31, 2011.

================================================================================

4  | USAA CAPITAL GROWTH FUND

================================================================================

   unemployment levels, the anemic global economy, and escalating debt problems in Europe (with Italy now added to the list of European countries in looming crisis).

   Batterymarch continues to focus on fundamentally sound companies that are well equipped to succeed in a slow-growth environment. Our multi-dimensional approach means that our client portfolios are well positioned to benefit from this approach, though unresolved macroeconomic issues are more than likely to continue to stir periodic uncertainty. We continue to believe that exposures to stocks with sound fundamentals will be rewarded in the longer term.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  5

================================================================================

INVESTMENT OVERVIEW

USAA CAPITAL GROWTH FUND (Symbol: USCGX)

--------------------------------------------------------------------------------
                                               7/31/11              7/31/10
--------------------------------------------------------------------------------
Net Assets                                 $683.9 Million        $646.4 Million
Net Asset Value Per Share                      $6.91                 $5.90

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/11
--------------------------------------------------------------------------------
      1 Year                       5 Years                       10 Years
      18.23%                        0.64%                         3.66%

--------------------------------------------------------------------------------
                          EXPENSE RATIOS AS OF 7/31/10*
--------------------------------------------------------------------------------
    Before Reimbursement 1.44%                     After Reimbursement 1.30%

High double digit returns are attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*USAA INVESTMENT MANAGEMENT COMPANY (THE MANAGER) HAS AGREED, THROUGH DECEMBER 1, 2011, TO MAKE PAYMENTS OR WAIVE MANAGEMENT, ADMINISTRATION, AND OTHER FEES TO LIMIT THE EXPENSES OF THE FUND SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THE FUND (EXCLUSIVE OF COMMISSION RECAPTURE, EXPENSE OFFSET ARRANGEMENTS, ACQUIRED FUND FEES AND EXPENSES, AND EXTRAORDINARY EXPENSES) DO NOT EXCEED AN ANNUAL RATE OF 1.30% OF THE FUND'S AVERAGE DAILY NET ASSETS. THIS REIMBURSEMENT ARRANGEMENT MAY NOT BE CHANGED OR TERMINATED DURING THIS TIME PERIOD WITHOUT APPROVAL OF THE FUND'S BOARD OF TRUSTEES AND MAY BE CHANGED OR TERMINATED BY THE MANAGER AT ANY TIME AFTER DECEMBER 1, 2011.

BEFORE AND AFTER REIMBURSEMENT EXPENSE RATIOS ARE REPORTED IN THE FUND'S PROSPECTUS DATED DECEMBER 1, 2010. THESE EXPENSE RATIOS MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS, WHICH EXCLUDE ACQUIRED FUND FEES AND EXPENSES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

6  | USAA CAPITAL GROWTH FUND

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                  LIPPER GLOBAL                                USAA CAPITAL
                   FUNDS INDEX         MSCI WORLD INDEX        GROWTH FUND
 7/31/2001         $10,000.00             $10,000.00            $10,000.00
 8/31/2001           9,602.84               9,518.54              9,301.59
 9/30/2001           8,705.76               8,678.53              7,714.29
10/31/2001           8,922.58               8,844.25              8,126.98
11/30/2001           9,409.21               9,366.13              8,841.27
12/31/2001           9,546.10               9,424.06              9,126.98
 1/31/2002           9,256.83               9,137.60              8,698.41
 2/28/2002           9,202.17               9,057.23              8,269.84
 3/31/2002           9,638.11               9,474.34              8,698.41
 4/30/2002           9,404.34               9,134.79              8,571.43
 5/31/2002           9,425.65               9,150.02              8,158.73
 6/30/2002           8,878.26               8,593.27              7,523.81
 7/31/2002           8,093.11               7,868.19              6,761.90
 8/31/2002           8,130.36               7,881.62              6,904.76
 9/30/2002           7,322.19               7,013.85              6,492.06
10/31/2002           7,740.50               7,530.66              6,746.03
11/30/2002           8,119.38               7,935.54              7,015.87
12/31/2002           7,765.50               7,549.98              6,603.17
 1/31/2003           7,516.54               7,319.91              6,507.94
 2/28/2003           7,331.58               7,191.80              6,428.57
 3/31/2003           7,250.56               7,168.06              6,634.92
 4/30/2003           7,873.01               7,803.28              7,190.48
 5/31/2003           8,357.88               8,247.55              7,888.89
 6/30/2003           8,518.36               8,389.25              8,015.87
 7/31/2003           8,698.42               8,558.63              8,603.17
 8/31/2003           8,928.70               8,742.49              9,095.24
 9/30/2003           8,977.50               8,795.10              8,984.13
10/31/2003           9,488.09               9,316.14              9,888.89
11/30/2003           9,664.21               9,456.95             10,317.46
12/31/2003          10,247.21              10,049.53             10,253.97
 1/31/2004          10,462.22              10,210.78             10,634.92
 2/29/2004          10,685.63              10,381.76             10,634.92
 3/31/2004          10,639.96              10,312.88             10,650.79
 4/30/2004          10,364.91              10,101.65             10,253.97
 5/31/2004          10,400.00              10,185.95             10,380.95
 6/30/2004          10,575.02              10,402.95             10,746.03
 7/31/2004          10,179.84              10,063.30              9,952.38
 8/31/2004          10,185.70              10,107.53              9,714.29
 9/30/2004          10,457.96              10,298.74             10,396.83
10/31/2004          10,707.89              10,550.75             10,539.68
11/30/2004          11,305.03              11,105.00             11,476.19
12/31/2004          11,720.25              11,528.91             11,920.63
 1/31/2005          11,497.44              11,269.34             11,603.17
 2/28/2005          11,864.29              11,626.33             11,984.13
 3/31/2005          11,617.32              11,401.63             11,476.19
 4/30/2005          11,357.11              11,152.24             10,761.90
 5/31/2005          11,550.01              11,350.38             11,412.70
 6/30/2005          11,673.46              11,448.59             11,888.89
 7/31/2005          12,134.76              11,848.51             12,396.83
 8/31/2005          12,284.45              11,937.79             12,158.73
 9/30/2005          12,611.89              12,247.86             12,349.21
10/31/2005          12,327.05              11,950.71             11,888.89
11/30/2005          12,718.26              12,348.91             12,365.08
12/31/2005          13,113.74              12,622.49             12,934.23
 1/31/2006          13,787.71              13,186.13             13,679.81
 2/28/2006          13,691.29              13,166.50             13,663.60
 3/31/2006          14,041.70              13,456.01             14,052.60
 4/30/2006          14,425.66              13,864.55             14,571.27
 5/31/2006          13,891.91              13,390.95             13,744.65
 6/30/2006          13,861.63              13,387.03             13,777.06
 7/31/2006          13,863.91              13,470.57             13,874.31
 8/31/2006          14,228.27              13,820.23             14,263.31
 9/30/2006          14,423.10              13,985.02             14,311.94
10/31/2006          14,884.41              14,498.30             14,879.23
11/30/2006          15,310.04              14,853.34             15,381.68
12/31/2006          15,644.23              15,155.32             15,834.80
 1/31/2007          15,885.43              15,334.24             16,074.72
 2/28/2007          15,725.24              15,254.44             15,982.44
 3/31/2007          16,041.64              15,533.68             16,425.37
 4/30/2007          16,655.08              16,218.74             16,942.13
 5/31/2007          17,169.46              16,673.19             17,606.52
 6/30/2007          17,144.49              16,544.58             17,458.88
 7/31/2007          16,797.65              16,178.17             17,237.41
 8/31/2007          16,769.38              16,165.90             17,200.50
 9/30/2007          17,453.09              16,934.68             18,418.57
10/31/2007          18,047.95              17,454.09             19,285.97
11/30/2007          17,253.65              16,740.64             18,086.37
12/31/2007          17,095.30              16,524.67             17,849.29
 1/31/2008          15,889.66              15,261.86             16,336.98
 2/29/2008          15,747.86              15,173.53             16,356.88
 3/31/2008          15,649.44              15,028.09             16,038.49
 4/30/2008          16,334.57              15,817.93             16,914.04
 5/31/2008          16,560.43              16,059.13             17,391.62
 6/30/2008          15,190.90              14,778.30             16,217.58
 7/31/2008          14,836.80              14,417.20             15,720.11
 8/31/2008          14,673.67              14,214.69             15,103.25
 9/30/2008          13,122.31              12,524.02             13,372.04
10/31/2008          10,764.39              10,149.46             10,745.39
11/30/2008          10,042.88               9,492.50              9,869.84
12/31/2008          10,466.55               9,797.05             10,088.07
 1/31/2009           9,682.63               8,938.77              9,235.56
 2/28/2009           8,857.93               8,023.81              8,362.74
 3/31/2009           9,445.79               8,628.87              8,890.49
 4/30/2009          10,336.06               9,596.85              9,499.43
 5/31/2009          11,269.82              10,466.38             10,250.45
 6/30/2009          11,247.55              10,419.17             10,169.26
 7/31/2009          12,186.75              11,301.64             11,102.96
 8/31/2009          12,671.21              11,767.89             11,427.73
 9/30/2009          13,133.78              12,236.94             11,874.29
10/31/2009          12,863.42              12,019.23             11,630.71
11/30/2009          13,363.93              12,510.37             12,138.16
12/31/2009          13,717.70              12,735.02             12,424.10
 1/31/2010          13,197.09              12,208.66             11,828.57
 2/28/2010          13,380.99              12,380.77             12,033.93
 3/31/2010          14,162.30              13,147.51             12,937.50
 4/30/2010          14,216.99              13,149.36             12,834.82
 5/31/2010          12,898.99              11,894.85             11,602.68
 6/30/2010          12,513.47              11,482.15             11,130.35
 7/31/2010          13,504.60              12,413.04             12,116.07
 8/31/2010          12,986.66              11,949.60             11,602.68
 9/30/2010          14,258.99              13,063.85             12,773.21
10/31/2010          14,829.65              13,550.81             13,368.75
11/30/2010          14,530.19              13,258.26             13,081.25
12/31/2010          15,554.35              14,233.07             13,930.69
 1/31/2011          15,774.74              14,554.63             14,117.26
 2/28/2011          16,279.68              15,064.22             14,552.59
 3/31/2011          16,312.68              14,915.67             14,573.32
 4/30/2011          16,923.28              15,549.32             15,133.04
 5/31/2011          16,558.88              15,226.75             14,780.63
 6/30/2011          16,244.26              14,985.86             14,594.05
 7/31/2011          15,877.05              14,714.13             14,324.56

                                   [END CHART]

                    Data from 7/31/01 to 7/31/11.

                    See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

The graph on page 7 illustrates the comparison of a $10,000 hypothetical investment in the USAA Capital Growth Fund to the following benchmarks:

o The unmanaged Lipper Global Funds Index tracks the total return performance of the 30 largest funds within this category. This category includes funds that invest at least 25% of their portfolio in securities traded outside of the United States and that may own U.S. securities as well.

o The unmanaged Morgan Stanley Capital International (MSCI) World Index reflects the movements of world stock markets by representing a broad selection of domestically listed companies within each market.

Indexes are unmanaged and you cannot invest directly in an Index.

================================================================================

8  | USAA CAPITAL GROWTH FUND

================================================================================

                             TOP 10 EQUITY HOLDINGS
                                 AS OF 7/31/2011
                                (% of Net Assets)

Microsoft Corp. ........................................................... 2.0%
Exxon Mobil Corp. ......................................................... 1.6%
Apple, Inc. ............................................................... 1.6%
Intel Corp. ............................................................... 1.6%
Chevron Corp. ............................................................. 1.4%
Royal Dutch Shell plc "A" ................................................. 1.3%
Rio Tinto plc ............................................................. 1.3%
Hitachi Ltd. .............................................................. 1.2%
Wal-Mart Stores, Inc. ..................................................... 1.2%
Reinsurance Group of America, Inc. "A" .................................... 1.1%

                    o SECTOR ASSET ALLOCATION* -- 7/31/2011 o

                     [PIE CHART OF SECTOR ASSET ALLOCATION]

FINANCIALS                                                                 18.4%
ENERGY                                                                     12.3%
INFORMATION TECHNOLOGY                                                     11.9%
CONSUMER DISCRETIONARY                                                     11.7%
INDUSTRIALS                                                                10.6%
CONSUMER STAPLES                                                            9.1%
MATERIALS                                                                   8.9%
HEALTH CARE                                                                 8.6%
TELECOMMUNICATION SERVICES                                                  4.9%
UTILITIES                                                                   3.5%
SHORT-TERM INVESTMENTS*                                                     0.1%

                                   [END CHART]

* Excludes short-term investments purchased with cash collateral from securities loaned.

  You will find a complete list of securities that the Fund owns on pages 13-22.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                  o ASSET ALLOCATION BY COUNTRY* -- 7/31/2011 o

                   [PIE CHART OF ASSET ALLOCATION BY COUNTRY]

UNITED STATES                                                              43.0%
JAPAN                                                                      11.3%
UNITED KINGDOM                                                              8.8%
GERMANY                                                                     6.3%
CHINA                                                                       4.5%
AUSTRALIA                                                                   3.5%
SOUTH KOREA                                                                 3.4%
BRAZIL                                                                      2.8%
OTHER**                                                                    16.3%

                                   [END CHART]

* Excludes short-term investments purchased with cash collateral from securities loaned.
** Includes countries with less than 3% of portfolio and money market instruments.
   Percentages are of the net assets of the Fund and may not equal 100%.

Foreign investing is subject to additional risk, such as currency fluctuations, market illiquidity, and political instability.

================================================================================

10  | USAA CAPITAL GROWTH FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2011, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2012.

60.39% of ordinary income distributions qualify for the dividends-received deductions eligible to corporations.

For the fiscal year ended July 31, 2011, the Fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries. The gross income derived from foreign sources and foreign taxes paid during the fiscal year ended July 31, 2011, by the Fund are $11,704,000 and $1,037,000, respectively.

For the fiscal year ended July 31, 2011, certain dividends paid by the Fund qualify as interest-related dividends. The Fund designates $6,000 as qualifying interest income.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  11

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA CAPITAL GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Capital Growth Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of July 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Capital Growth Fund at July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

San Antonio, Texas
September 19, 2011

================================================================================

12  | USAA CAPITAL GROWTH FUND

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2011

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             EQUITY SECURITIES (99.9%)

             COMMON STOCKS (96.5%)

             CONSUMER DISCRETIONARY (11.1%)
             ------------------------------
             APPAREL RETAIL (1.9%)
   345,499   Mr. Price Group Ltd.                                       $  3,810
    62,000   Ross Stores, Inc.                                             4,698
    83,500   TJX Companies, Inc.                                           4,618
                                                                        --------
                                                                          13,126
                                                                        --------
             AUTO PARTS & EQUIPMENT (0.5%)
     9,683   Hyundai Mobis Co. Ltd.                                        3,490
                                                                        --------
             AUTOMOBILE MANUFACTURERS (4.3%)
    37,426   Bayerische Motoren Werke AG                                   3,755
    76,924   Daimler AG                                                    5,599
   657,000   Fuji Heavy Industries Ltd.                                    5,291
    15,862   Hyundai Motor Co. Ltd.                                        3,536
    68,450   KIA Motors Corp.                                              5,025
   148,800   Toyota Motor Corp.                                            6,098
                                                                        --------
                                                                          29,304
                                                                        --------
             CABLE & SATELLITE (1.5%)
   140,300   Comcast Corp. "A"                                             3,370
    78,100   DIRECTV "A"*                                                  3,958
    99,800   DISH Network Corp. "A"*                                       2,957
                                                                        --------
                                                                          10,285
                                                                        --------
             DEPARTMENT STORES (0.9%)
   100,200   Macy's, Inc.                                                  2,893
   664,397   Woolworths Holdings Ltd.                                      3,137
                                                                        --------
                                                                           6,030
                                                                        --------
             GENERAL MERCHANDISE STORES (0.5%)
    65,300   Target Corp.                                                  3,362
                                                                        --------
             MOVIES & ENTERTAINMENT (0.6%)
   162,930   Vivendi S.A.                                                  3,911
                                                                        --------
             RESTAURANTS (0.5%)
   128,700   Brinker International, Inc.                                   3,092
                                                                        --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             TIRES & RUBBER (0.4%)
   221,700   Sumitomo Rubber Industries, Ltd.                           $  2,871
                                                                        --------
             Total Consumer Discretionary                                 75,471
                                                                        --------
             CONSUMER STAPLES (9.1%)
             -----------------------
             AGRICULTURAL PRODUCTS (1.3%)
    63,000   Archer-Daniels-Midland Co.                                    1,914
    40,281   Nutreco Holding N.V.                                          2,807
   122,593   Suedzucker AG                                                 4,334
                                                                        --------
                                                                           9,055
                                                                        --------
             DISTILLERS & VINTNERS (0.4%)
   115,500   Constellation Brands, Inc. "A"*                               2,355
                                                                        --------
             FOOD RETAIL (2.0%)
   102,100   Alimentation Couche-Tard, Inc.                                3,222
    43,380   Kesko Oyj "B"                                                 1,687
   104,000   Kroger Co.                                                    2,587
   107,600   Safeway, Inc.                                                 2,170
   655,915   Tesco plc                                                     4,128
                                                                        --------
                                                                          13,794
                                                                        --------
             HOUSEHOLD PRODUCTS (0.3%)
    32,100   Kimberly-Clark Corp.                                          2,098
                                                                        --------
             HYPERMARKETS & SUPER CENTERS (1.2%)
   151,600   Wal-Mart Stores, Inc.                                         7,991
                                                                        --------
             PACKAGED FOODS & MEAT (1.2%)
   218,000   Nippon Meat Packers, Inc.                                     3,044
   150,000   Smithfield Foods, Inc.*                                       3,303
   121,300   Tyson Foods, Inc. "A"                                         2,130
                                                                        --------
                                                                           8,477
                                                                        --------
             PERSONAL PRODUCTS (0.3%)
    88,200   Avon Products, Inc.                                           2,314
                                                                        --------
             TOBACCO (2.4%)
    59,694   British America Tobacco plc                                   2,764
   209,098   Imperial Tobacco Group plc                                    7,266
    31,700   Lorillard, Inc.                                               3,367
    38,500   Philip Morris International, Inc.                             2,740
                                                                        --------
                                                                          16,137
                                                                        --------
             Total Consumer Staples                                       62,221
                                                                        --------

================================================================================

14  | USAA CAPITAL GROWTH FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             ENERGY (12.3%)
             --------------
             COAL & CONSUMABLE FUELS (1.6%)
   146,900   Arch Coal, Inc.                                            $  3,761
   556,000   China Shenhua Energy Co. Ltd. "H"                             2,797
 1,074,000   Yanzhou Coal Mining Co. Ltd. "H"                              4,120
                                                                        --------
                                                                          10,678
                                                                        --------
             INTEGRATED OIL & GAS (8.1%)
   575,170   BP plc                                                        4,352
    92,800   Chevron Corp.                                                 9,653
    46,800   ConocoPhillips                                                3,369
   136,800   Exxon Mobil Corp.                                            10,915
    65,200   Marathon Oil Corp.                                            2,019
    66,200   Murphy Oil Corp.                                              4,251
   147,625   Repsol YPF S.A.(a)                                            4,672
   240,627   Royal Dutch Shell plc "A"                                     8,852
    55,950   Sasol Ltd.                                                    2,812
    94,160   Statoil ASA                                                   2,328
   215,876   Statoil Fuel & Retail ASA*                                    2,005
                                                                        --------
                                                                          55,228
                                                                        --------
             OIL & GAS DRILLING (0.4%)
 1,636,000   China Oilfield Services Ltd. "H"                              2,867
                                                                        --------
             OIL & GAS EXPLORATION & PRODUCTION (0.4%)
 1,162,000   CNOOC Ltd.                                                    2,591
                                                                        --------
             OIL & GAS REFINING & MARKETING (1.8%)
   199,970   Polski Koncern Naftowy Orlen S.A.*                            3,362
   246,000   TonenGeneral Sekiyu K.K.                                      3,093
   239,000   Valero Energy Corp.                                           6,004
                                                                        --------
                                                                          12,459
                                                                        --------
             Total Energy                                                 83,823
                                                                        --------
             FINANCIALS (16.8%)
             ------------------
             ASSET MANAGEMENT & CUSTODY BANKS (0.8%)
    21,900   BlackRock, Inc. "A"                                           3,908
   234,900   Janus Capital Group, Inc.                                     1,983
                                                                        --------
                                                                           5,891
                                                                        --------
             CONSUMER FINANCE (0.5%)
    29,690   ORIX Corp.                                                    3,216
                                                                        --------
             DIVERSIFIED BANKS (5.1%)
   240,377   Australia and New Zealand Banking Group Ltd.                  5,501
 4,820,000   Bank of China Ltd. "H"                                        2,220

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
   882,000   Chuo Mitsui Trust Holdings, Inc.                           $  3,254
    65,238   Commonwealth Bank of Australia                                3,531
 6,758,000   Industrial and Commercial Bank of China Ltd. "H"              5,151
   393,000   Mitsubishi UFJ Financial Group, Inc.                          2,001
   189,080   National Australia Bank Ltd.                                  4,985
    36,400   National Bank of Canada                                       2,821
   102,365   OTP Bank*                                                     2,973
   101,686   Westpac Banking Corp.                                         2,281
                                                                        --------
                                                                          34,718
                                                                        --------
             LIFE & HEALTH INSURANCE (1.6%)
    57,500   AFLAC, Inc.                                                   2,648
    94,800   Lincoln National Corp.                                        2,512
    52,800   MetLife, Inc.                                                 2,176
   112,300   Protective Life Corp.                                         2,388
    24,500   Prudential Financial, Inc.                                    1,438
                                                                        --------
                                                                          11,162
                                                                        --------
             MULTI-LINE INSURANCE (0.6%)
   113,100   Assurant, Inc.                                                4,029
                                                                        --------
             OTHER DIVERSIFIED FINANCIAL SERVICES (0.6%)
   101,000   JPMorgan Chase & Co.                                          4,085
                                                                        --------
             PROPERTY & CASUALTY INSURANCE (1.2%)
 3,582,000   PICC Property and Casualty Co. Ltd "H"*                       6,196
    32,800   Travelers Companies, Inc.                                     1,808
                                                                        --------
                                                                           8,004
                                                                        --------
             REAL ESTATE DEVELOPMENT (0.7%)
 2,276,000   China Overseas Land & Investment Ltd.                         5,087
                                                                        --------
             REGIONAL BANKS (2.2%)
   698,000   Gunma Bank Ltd.                                               3,717
    33,800   M&T Bank Corp.                                                2,915
   478,200   Resona Holdings, Inc.                                         2,373
    61,000   Signature Bank*                                               3,609
   167,700   Valley National Bancorp(a)                                    2,205
                                                                        --------
                                                                          14,819
                                                                        --------
             REINSURANCE (1.7%)
    76,384   Hannover Rueckversicherungs                                   3,977
   135,932   Reinsurance Group of America, Inc. "A"                        7,913
                                                                        --------
                                                                          11,890
                                                                        --------
             REITs - DIVERSIFIED (0.3%)
   556,899   Stockland Corp. Ltd.                                          1,866
                                                                        --------

================================================================================

16  | USAA CAPITAL GROWTH FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             REITs - RETAIL (0.5%)
   369,424   Westfield Group                                            $  3,230
                                                                        --------
             SPECIALIZED FINANCE (1.0%)
   455,364   IG Group Holdings plc                                         3,308
   155,300   NASDAQ OMX Group, Inc.*                                       3,738
                                                                        --------
                                                                           7,046
                                                                        --------
             Total Financials                                            115,043
                                                                        --------
             HEALTH CARE (8.6%)
             ------------------
             BIOTECHNOLOGY (0.6%)
    92,400   Gilead Sciences, Inc.*                                        3,914
                                                                        --------
             HEALTH CARE DISTRIBUTORS (0.6%)
    91,300   Cardinal Health, Inc.                                         3,995
                                                                        --------
             HEALTH CARE EQUIPMENT (0.4%)
    68,700   Medtronic, Inc.                                               2,477
                                                                        --------
             HEALTH CARE SERVICES (0.8%)
    88,700   Medco Health Solutions, Inc.*                                 5,577
                                                                        --------
             MANAGED HEALTH CARE (2.5%)
    94,700   Aetna, Inc.                                                   3,929
   137,500   CIGNA Corp.                                                   6,844
   126,100   UnitedHealth Group, Inc.                                      6,258
                                                                        --------
                                                                          17,031
                                                                        --------
             PHARMACEUTICALS (3.7%)
   126,392   AstraZeneca plc                                               6,168
   122,600   Eli Lilly and Co.                                             4,696
    96,600   Endo Pharmaceuticals Holdings, Inc.*                          3,598
    91,200   Merck & Co., Inc.                                             3,113
    49,587   Merck KGaA                                                    5,311
   141,600   Pfizer, Inc.                                                  2,724
                                                                        --------
                                                                          25,610
                                                                        --------
             Total Health Care                                            58,604
                                                                        --------
             INDUSTRIALS (10.6%)
             -------------------
             AEROSPACE & DEFENSE (0.8%)
    72,500   Lockheed Martin Corp.                                         5,491
                                                                        --------
             AIR FREIGHT & LOGISTICS (0.5%)
   183,483   Deutsche Post AG                                              3,248
                                                                        --------
             COMMERCIAL PRINTING (0.6%)
   227,600   R.R. Donnelley & Sons Co.                                     4,281
                                                                        --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             CONSTRUCTION & ENGINEERING (1.0%)
   109,135   Leighton Holdings Ltd.                                     $  2,531
    18,322   Samsung Engineering Co. Ltd.                                  4,518
                                                                        --------
                                                                           7,049
                                                                        --------
             CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (2.1%)
     7,791   Hyundai Heavy Industries Co. Ltd.                             3,015
   104,400   Komatsu Ltd.                                                  3,264
    86,812   Scania AB                                                     1,695
    77,700   Tata Motors Ltd. ADR                                          1,664
   271,866   Volvo AB "B"                                                  4,403
                                                                        --------
                                                                          14,041
                                                                        --------
             ELECTRICAL COMPONENTS & EQUIPMENT (0.5%)
   169,300   Ushio, Inc.                                                   3,191
                                                                        --------
             HUMAN RESOURCE & EMPLOYMENT SERVICES (0.4%)
    44,000   Towers Watson & Co. "A"                                       2,691
                                                                        --------
             INDUSTRIAL CONGLOMERATES (2.8%)
   150,400   General Electric Co.                                          2,694
    63,200   Jardine Matheson Holdings Ltd.                                3,622
    35,490   Siemens AG                                                    4,558
    17,174   SK Corp.                                                      2,956
    45,907   Wendel                                                        5,298
                                                                        --------
                                                                          19,128
                                                                        --------
             INDUSTRIAL MACHINERY (0.4%)
    36,100   Parker-Hannifin Corp.                                         2,853
                                                                        --------
             TRADING COMPANIES & DISTRIBUTORS (1.0%)
   348,000   Marubeni Corp.                                                2,613
   242,300   Mitsui & Co. Ltd.                                             4,579
                                                                        --------
                                                                           7,192
                                                                        --------
             TRUCKING (0.5%)
    58,308   Ryder System, Inc.                                            3,284
                                                                        --------
             Total Industrials                                            72,449
                                                                        --------
             INFORMATION TECHNOLOGY (11.9%)
             ------------------------------
             APPLICATION SOFTWARE (0.4%)
    86,400   Adobe Systems, Inc.*                                          2,395
                                                                        --------
             COMMUNICATIONS EQUIPMENT (0.8%)
   349,400   Cisco Systems, Inc.                                           5,580
                                                                        --------
             COMPUTER HARDWARE (3.7%)
    27,200   Apple, Inc.*                                                 10,621

================================================================================

18  | USAA CAPITAL GROWTH FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
   308,700   Dell, Inc.*                                                $  5,013
   185,400   Hewlett-Packard Co.                                           6,519
   152,600   NCR Corp.*                                                    3,044
                                                                        --------
                                                                          25,197
                                                                        --------
             ELECTRONIC EQUIPMENT & INSTRUMENTS (1.2%)
 1,303,000   Hitachi Ltd.                                                  8,107
                                                                        --------
             ELECTRONIC MANUFACTURING SERVICES (0.4%)
   475,700   Flextronics International Ltd.*                               3,068
                                                                        --------
             SEMICONDUCTOR EQUIPMENT (0.4%)
   222,000   Applied Materials, Inc.                                       2,735
                                                                        --------
             SEMICONDUCTORS (2.5%)
   103,320   Hynix Semiconductor, Inc.                                     2,377
   474,800   Intel Corp.                                                  10,602
   601,325   Micron Technology, Inc.*                                      4,432
                                                                        --------
                                                                          17,411
                                                                        --------
             SYSTEMS SOFTWARE (2.5%)
   488,391   Microsoft Corp.                                              13,382
   195,800   Symantec Corp.*                                               3,732
                                                                        --------
                                                                          17,114
                                                                        --------
             Total Information Technology                                 81,607
                                                                        --------
             MATERIALS (8.1%)
             ----------------
             COMMODITY CHEMICALS (1.0%)
   230,900   Kuraray Co.                                                   3,497
   977,000   Mitsui Chemicals, Inc.                                        3,731
                                                                        --------
                                                                           7,228
                                                                        --------
             DIVERSIFIED CHEMICALS (1.6%)
    40,563   BASF SE                                                       3,685
    32,500   Eastman Chemical Co.                                          3,139
    54,183   Lanxess AG                                                    4,372
                                                                        --------
                                                                          11,196
                                                                        --------
             DIVERSIFIED METALS & MINING (3.7%)
    80,940   African Rainbow Minerals Ltd.                                 2,289
    54,694   Anglo American Capital plc                                    2,604
   141,728   BHP Billiton plc                                              5,288
 1,703,200   Grupo Mexico S.A.B. de C.V. "B"                               6,283
   123,689   Rio Tinto plc                                                 8,730
                                                                        --------
                                                                          25,194
                                                                        --------
             GOLD (0.5%)
    69,200   Barrick Gold Corp.                                            3,299
                                                                        --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             PAPER PRODUCTS (0.5%)
   398,699   Stora Enso Oyj                                             $  3,443
                                                                        --------
             STEEL (0.8%)
    71,900   Ternium S.A. ADR                                              2,085
    60,178   Voest-Alpine AG                                               3,124
                                                                        --------
                                                                           5,209
                                                                        --------
             Total Materials                                              55,569
                                                                        --------
             TELECOMMUNICATION SERVICES (4.5%)
             ---------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (2.1%)
 1,237,403   BT Group plc                                                  4,083
    51,760   Chunghwa Telecom Co. Ltd. ADR(a)                              1,799
    58,800   Nippon Telegraph & Telephone Corp.                            2,902
 1,743,015   Telecom Italia S.p.A.                                         2,198
    97,300   Verizon Communications, Inc.                                  3,434
                                                                        --------
                                                                          14,416
                                                                        --------
             WIRELESS TELECOMMUNICATION SERVICES (2.4%)
    82,700   America Movil S.A.B. de C.V. ADR "L"                          2,134
       496   KDDI Corp.                                                    3,685
    70,800   MetroPCS Communications, Inc.*                                1,153
    55,400   SoftBank Corp.                                                2,166
   298,584   Vodacom Group Ltd.                                            3,800
 1,238,625   Vodafone Group plc                                            3,497
                                                                        --------
                                                                          16,435
                                                                        --------
             Total Telecommunication Services                             30,851
                                                                        --------
             UTILITIES (3.5%)
             ----------------
             ELECTRIC UTILITIES (2.0%)
   446,857   Enel S.p.A.                                                   2,581
   286,200   Kansai Electric Power Co., Inc.                               4,826
    80,509   Scottish & Southern Energy plc                                1,727
   954,737   Terna-Rete Elettrica Nationale S.p.A.                         4,332
                                                                        --------
                                                                          13,466
                                                                        --------
             MULTI-UTILITIES (1.5%)
 1,063,102   Centrica plc                                                  5,350
   157,657   Gaz de France S.A.                                            5,172
                                                                        --------
                                                                          10,522
                                                                        --------
             Total Utilities                                              23,988
                                                                        --------
             Total Common Stocks (cost: $596,351)                        659,626
                                                                        --------

================================================================================

20  | USAA CAPITAL GROWTH FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES    SECURITY                                                      (000)
--------------------------------------------------------------------------------
             PREFERRED SECURITIES (3.4%)

             CONSUMER DISCRETIONARY (0.6%)
             -----------------------------
             AUTOMOBILE MANUFACTURERS (0.6%)
    21,643   Volkswagen AG                                              $  4,337
                                                                        --------
             Total Consumer Discretionary                                  4,337
                                                                        --------
             FINANCIALS (1.6%)
             -----------------
             DIVERSIFIED BANKS (1.6%)
   343,300   Banco Itau Holding Financeira S.A.                            6,960
   560,191   Itausa - Investimentos Itau S.A.                              3,764
                                                                        --------
             Total Financials                                             10,724
                                                                        --------
             MATERIALS (0.8%)
             ----------------
             STEEL (0.8%)
   179,000   Vale S.A. "A"                                                 5,264
                                                                        --------
             Total Materials                                               5,264
                                                                        --------
             TELECOMMUNICATION SERVICES (0.4%)
             ---------------------------------
             WIRELESS TELECOMMUNICATION SERVICES (0.4%)
    58,000   TIM Participacoes S.A. ADR(a)                                 2,902
                                                                        --------
             Total Telecommunication Services                              2,902
                                                                        --------
             Total Preferred Securities (cost: $22,948)                   23,227
                                                                        --------
             Total Equity Securities (cost: $619,299)                    682,853
                                                                        --------
             MONEY MARKET INSTRUMENTS (0.1%)

             MONEY MARKET FUNDS (0.1%)
 1,033,494   State Street Institutional Liquid Reserve Fund, 0.14%(b)
                (cost: $1,033)                                             1,033
                                                                        --------
             SHORT-TERM INVESTMENTS PURCHASED WITH CASH
             COLLATERAL FROM SECURITIES LOANED (1.4%)

             MONEY MARKET FUNDS (1.1%)
 2,859,727   Blackrock Liquidity Funds TempFund Portfolio, 0.05%(b)        2,860
 4,616,639   Fidelity Institutional Money Market Portfolio, 0.12%(b)       4,617
                                                                        --------
             Total Money Market Funds                                      7,477
                                                                        --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------
PRINCIPAL                                                                 MARKET
AMOUNT                                                                     VALUE
(000)        SECURITY                                                      (000)
--------------------------------------------------------------------------------
             REPURCHASE AGREEMENTS (0.3%)
    $  594   Credit Suisse First Boston, LLC, 0.15%, acquired
                on 7/29/2011 and due 8/01/2011 at $594
                (collateralized by $610 of Fannie Mae(c), 0.17%(d),
                due 10/12/2011; market value $610)                      $    594
     1,360   Deutsche Bank Securities, Inc., 0.18%, acquired
                on 7/29/2011 and due 8/01/2011 at $1,360
                (collateralized by $1,380 of Fannie Mae(c), 1.45%,
                due 1/24/2014; market value $1,387)                        1,360
                                                                        --------
             Total Repurchase Agreements                                   1,954
                                                                        --------
             Total Short-Term Investments Purchased With Cash
                Collateral From Securities Loaned (cost: $9,431)           9,431
                                                                        --------

             TOTAL INVESTMENTS (COST: $629,763)                         $693,317
                                                                        ========

--------------------------------------------------------------------------------------------------
($ IN 000s)                                            VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------
                                          (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                      QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                                  IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
ASSETS                         FOR IDENTICAL ASSETS              INPUTS         INPUTS       TOTAL
--------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                            $659,626              $    -             $-    $659,626
  Preferred Securities                       23,227                   -              -      23,227
Money Market Instruments:
  Money Market Funds                          1,033                   -              -       1,033
Short-Term Investments
  Purchased With Cash
  Collateral From Securities
  Loaned:
  Money Market Funds                          7,477                   -              -       7,477
  Repurchase Agreements                           -               1,954              -       1,954
--------------------------------------------------------------------------------------------------
Total                                      $691,363              $1,954             $-    $693,317
--------------------------------------------------------------------------------------------------

For the period of August 1, 2010, through July 31, 2011, common stocks with a fair value of $102,163,000 were transferred from Level 2 to Level 1. Due to an assessment of events at the end of the prior reporting period, these securities had adjustments to their foreign market closing prices to reflect changes in value that occurred after the close of foreign markets and prior to the close of the U.S. securities markets. At July 31, 2011, it was not necessary to adjust the closing prices for these securities.

================================================================================

22  | USAA CAPITAL GROWTH FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2011

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

   The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 56.5% of net assets at July 31, 2011.

o  PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

   ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

   REIT   Real estate investment trust

o  SPECIFIC NOTES

   (a) The security or a portion thereof was out on loan as of July 31, 2011.

   (b) Rate represents the money market fund annualized seven-day yield at July 31, 2011.

   (c) Securities issued by government-sponsored enterprises are supported only by the right of the government-sponsored enterprise to borrow from the U.S. Treasury, the discretionary

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  23

================================================================================

       authority of the U.S. government to purchase the government-sponsored enterprises' obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

   (d) Zero-coupon security. Rate represents the effective yield at the date of purchase.

     * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

24  | USAA CAPITAL GROWTH FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

July 31, 2011

--------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market value (including securities
      on loan of $9,047) (cost of $629,763)                               $ 693,317
   Cash denominated in foreign currencies (identified cost of $79)               81
   Receivables:
      Capital shares sold                                                       339
      USAA Investment Management Company (Note 6D)                               86
      Dividends and interest                                                  1,134
      Other                                                                      23
                                                                          ---------
         Total assets                                                       694,980
                                                                          ---------
LIABILITIES
   Payables:
      Upon return of securities loaned                                        9,431
      Capital shares redeemed                                                 1,130
    Accrued management fees                                                     421
    Accrued transfer agent's fees                                                30
    Other accrued expenses and payables                                         104
                                                                          ---------
         Total liabilities                                                   11,116
                                                                          ---------
            Net assets applicable to capital shares outstanding           $ 683,864
                                                                          =========
NET ASSETS CONSIST OF:
   Paid-in capital                                                        $ 856,993
   Accumulated undistributed net investment income                            4,902
   Accumulated net realized loss on investments                            (241,625)
   Net unrealized appreciation of investments                                63,554
   Net unrealized appreciation of foreign currency translations                  40
                                                                          ---------
            Net assets applicable to capital shares outstanding           $ 683,864
                                                                          =========
   Capital shares outstanding, unlimited number of shares
      authorized, no par value                                               99,019
                                                                          =========

   Net asset value, redemption price, and offering price per share        $    6.91
                                                                          =========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  25

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended July 31, 2011

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $1,162)                     $ 17,836
   Interest                                                                      16
   Securities lending (net)                                                     586
                                                                           --------
         Total income                                                        18,438
                                                                           --------
EXPENSES
   Management fees                                                            4,967
   Administration and servicing fees                                          1,058
   Transfer agent's fees                                                      2,863
   Custody and accounting fees                                                  248
   Postage                                                                      120
   Shareholder reporting fees                                                    58
   Trustees' fees                                                                12
   Registration fees                                                             40
   Professional fees                                                             84
   Other                                                                         23
                                                                           --------
         Total expenses                                                       9,473
   Expenses reimbursed                                                         (305)
                                                                           --------
         Net expenses                                                         9,168
                                                                           --------
NET INVESTMENT INCOME                                                         9,270
                                                                           --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, AND FOREIGN CURRENCY
   Net realized gain (loss) on:
      Investments (Net of foreign taxes withheld of $91)                     64,396
      Foreign currency transactions                                            (102)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                            42,906
      Foreign currency translations                                               9
                                                                           --------
         Net realized and unrealized gain                                   107,209
                                                                           --------
   Increase in net assets resulting from operations                        $116,479
                                                                           ========

See accompanying notes to financial statements.

================================================================================

26  | USAA CAPITAL GROWTH FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended July 31,

---------------------------------------------------------------------------------------

                                                                   2011            2010
---------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                      $   9,270       $   6,418
   Net realized gain on investments                              64,396         103,898
   Net realized loss on foreign currency transactions              (102)           (668)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                42,906         (56,345)
      Foreign currency translations                                   9              24
                                                              -------------------------
      Increase in net assets resulting from operations          116,479          53,327
                                                              -------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                         (6,823)         (7,724)
                                                              -------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                    119,080         174,873
   Reinvested dividends                                           6,769           7,659
   Cost of shares redeemed                                     (198,063)       (172,052)
                                                              -------------------------
      Increase (decrease) in net assets from capital
         share transactions                                     (72,214)         10,480
                                                              -------------------------
   Capital contribution from USAA Transfer Agency Company             -               9
                                                              -------------------------
   Net increase in net assets                                    37,442          56,092
NET ASSETS
   Beginning of year                                            646,422         590,330
                                                              -------------------------
   End of year                                                $ 683,864       $ 646,422
                                                              =========================
Accumulated undistributed net investment income:
      End of year                                             $   4,902       $   3,865
                                                              =========================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                   18,036          29,361
   Shares issued for dividends reinvested                         1,007           1,256
   Shares redeemed                                              (29,608)        (28,900)
                                                              -------------------------
      Increase (decrease) in shares outstanding                 (10,565)          1,717
                                                              =========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  27

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2011

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 48 separate funds. The information presented in this annual report pertains only to the USAA Capital Growth Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is capital appreciation.

A. SECURITY VALUATION -- The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

   1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

   2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same

================================================================================

28  | USAA CAPITAL GROWTH FUND

================================================================================

       time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, USAA Investment Management Company (the Manager), an affiliate of the Fund, and the Fund's subadviser, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser has agreed to notify the Manager of significant events it identifies that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Trust's Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

   3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

   4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

   5. Repurchase agreements are valued at cost, which approximates market value.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  29

================================================================================

   6. Forward currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service.

   7. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadviser, if applicable, under valuation procedures approved by the Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely-used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

   Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

================================================================================

30  | USAA CAPITAL GROWTH FUND

================================================================================

   Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include repurchase agreements valued at cost, which approximates fair value.

   Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

   The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES -- The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, options on futures contracts, and forward currency contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade.

   FORWARD CURRENCY CONTRACTS

   The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may enter into transactions to purchase or sell forward currency contracts in order to gain exposure to, or hedge against, changes in foreign exchange rates on its investment in securities traded in foreign countries. Forward currency contracts are agreements to exchange one currency for

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  31

================================================================================

   another at a future date and at a specified price. When the Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. The Fund bears the market risk that arises from changes in foreign exchange rates and the credit risk that a counterparty may fail to perform under a contract. The Fund's net equity in open forward currency contracts is included in the statement of assets and liabilities as net unrealized appreciation or depreciation and is generated from differences in the forward currency exchange rates at the trade dates of the contracts and the rates at the reporting date. When the contracts are settled, the Fund records a realized gain or loss equal to the difference in the forward currency exchange rates at the trade dates and at the settlement dates.

   THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED JULY 31, 2011 (IN THOUSANDS)

DERIVATIVES                                                        CHANGE IN UNREALIZED
NOT ACCOUNTED      STATEMENT OF                                    APPRECIATION
FOR AS HEDGING     OPERATIONS               REALIZED GAIN (LOSS)   (DEPRECIATION)
INSTRUMENTS        LOCATION                 ON DERIVATIVES         ON DERIVATIVES
---------------------------------------------------------------------------------------
Foreign exchange   Net realized                   $(141)                    $-
contracts          gain (loss) on foreign
                   currency transactions
---------------------------------------------------------------------------------------

D. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

================================================================================

32  | USAA CAPITAL GROWTH FUND

================================================================================

F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by underlying securities. The collateral obligations are marked-to-market daily to ensure their value is equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

G. FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

   1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

   2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

   year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

H. EXPENSES PAID INDIRECTLY -- Through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended July 31, 2011, custodian and other bank credits reduced the Fund's expenses by less than $500.

I. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $750 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the

================================================================================

34  | USAA CAPITAL GROWTH FUND

================================================================================

Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.10% annually of the amount of the committed loan agreement). Prior to September 24, 2010, the maximum annual facility fee was 0.13% of the amount of the committed loan agreement. The facility fees are allocated among the funds based on their respective average net assets for the period.

For the year ended July 31, 2011, the Fund paid CAPCO facility fees of $2,000, which represents 1.4% of the total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the year ended July 31, 2011.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for non-REIT return of capital distributions, and foreign currency gains and losses resulted in reclassifications to the statement of assets and liabilities to decrease paid-in capital by $6,000, accumulated undistributed net investment income by $1,410,000 and accumulated net realized loss on investments by $1,416,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended July 31, 2011, and 2010, was as follows:

                                              2011                  2010
                                           --------------------------------
Ordinary income*                           $6,823,000            $7,724,000

* Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

As of July 31, 2011, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                      $  7,323,000
Accumulated capital and other losses                               (241,246,000)
Unrealized appreciation of investments                               60,756,000

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales and passive foreign investment corporations gains and losses.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. For the year ended July 31, 2011, the Fund utilized capital loss carryovers of $65,558,000 to offset capital gains. At July 31, 2011, the Fund had a current post-October currency loss of $63,000 and capital loss carryovers of $241,184,000, for federal income tax purposes, which will be recognized on the first day of the following fiscal year. If not offset by subsequent capital gains, the capital loss carryovers will expire between 2017 and 2018, as shown below. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been used or expire.

         CAPITAL LOSS CARRYOVERS
-------------------------------------------
 EXPIRES                         BALANCE
---------                      ------------
  2017                         $124,315,000
  2018                          116,868,000
                               ------------
                      Total    $241,184,000
                               ============

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the statement of operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended July 31, 2011, the Fund did not incur any

================================================================================

36  | USAA CAPITAL GROWTH FUND

================================================================================

income tax, interest, or penalties. As of July 31, 2011, the Manager has reviewed all open tax years and concluded that there was no impact to the Fund's net assets or results of operations. Tax years ended July 31, 2011, and each of the three preceding fiscal years, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2011, were $782,031,000 and $843,894,000, respectively.

As of July 31, 2011, the cost of securities, including short-term securities, for federal income tax purposes, was $632,561,000.

Gross unrealized appreciation and depreciation of investments as of July 31, 2011, for federal income tax purposes, were $81,731,000 and $20,975,000, respectively, resulting in net unrealized appreciation of $60,756,000.

(5) LENDING OF PORTFOLIO SECURITIES

The Fund, through its third-party securities-lending agent, ClearLend Securities (ClearLend), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Cash collateral is invested in high-quality short-term investments. Cash collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Imbalances in cash collateral may occur on days where market volatility causes security prices to change significantly, and are adjusted the next business day. The Fund and ClearLend retain 80% and 20%, respectively, of the income earned from the investment of cash received as collateral, net of any expenses associated with the lending

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

transaction. ClearLend receives no other fees from the Fund for its services as securities-lending agent. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. Wells Fargo, parent company of ClearLend, has agreed to indemnify the Fund against any losses due to counterparty default in securities-lending transactions. For the year ended July 31, 2011, the Fund received securities-lending income of $586,000, which is net of the 20% income retained by ClearLend. As of July 31, 2011, the Fund loaned securities having a fair market value of approximately $9,047,000 and received cash collateral of $9,431,000 for the loans, which was invested in short-term investments, as noted in the Fund's portfolio of investments.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Trust's Board of Trustees. The Manager is authorized to select (with approval of the Trust's Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of a portion of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Trust's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

   The investment management fee for the Fund is composed of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets for the fiscal year.

================================================================================

38  | USAA CAPITAL GROWTH FUND

================================================================================

   The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Global Funds Index over the performance period. The Lipper Global Funds Index tracks the total return performance of the 30 largest funds in the Lipper Global Funds category. The performance period for the Fund consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE             ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)               AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
-----------------------------------------------------------------------------
+/- 1.00% to 4.00%                 +/- 0.04%
+/- 4.01% to 7.00%                 +/- 0.05%
+/- 7.01% and greater              +/- 0.06%

   (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

   The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

   Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Global Funds Index over that period, even if the Fund had overall negative returns during the performance period.

   For the year ended July 31, 2011, the Fund incurred total management fees, paid or payable to the Manager, of $4,967,000, which included a (0.05)% performance adjustment of $(322,000).

B. SUBADVISORY ARRANGEMENTS -- The Manager has entered into an investment subadvisory agreement with Batterymarch Financial Management, Inc. (Batterymarch), under which Batterymarch directs the investment and reinvestment of the Fund's assets (as allocated

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

   from time to time by the Manager). The Manager (not the Fund) pays Batterymarch a subadvisory fee based on the aggregate net assets that Batterymarch manages in the USAA Cornerstone Strategy Fund and the USAA Capital Growth Fund combined, in the annual amount of 0.25% of the first $250 million of assets, 0.21% on assets over $250 million and up to $500 million, and 0.17% on assets over $500 million. For the year ended July 31, 2011, the Manager incurred subadvisory fees for the Fund, paid or payable to Batterymarch, of $1,415,000.

C. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year ended July 31, 2011, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $1,058,000.

   In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2011, the Fund reimbursed the Manager $22,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D. EXPENSE LIMITATION -- The Manager has agreed, through December 1, 2011, to limit the annual expenses of the Fund to 1.30% of its average annual net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through December 1, 2011, without approval of the Trust's Board of Trustees, and may be changed or terminated by the Manager at any time after that date. For the year ended July 31, 2011, the Fund incurred reimbursable expenses of $305,000, of which $86,000 was receivable from the Manager.

E. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager,

================================================================================

40  | USAA CAPITAL GROWTH FUND

================================================================================

   provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. The Fund also pays SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. For the year ended July 31, 2011, the Fund incurred transfer agent's fees, paid or payable to SAS, of $2,863,000.

F. UNDERWRITING SERVICES -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) NEW ACCOUNTING PRONOUNCEMENTS

   FAIR VALUE MEASUREMENTS -- In May 2011, the Financial Accounting Standards Board (FASB) and the International Accounting Standards Board (IASB) issued converged guidance on fair value measurements regarding the principles of fair value measurement and financial reporting. A number of new disclosures are required, including quantitative information and a qualitative discussion about significant unobservable inputs used for all Level 3 measurements, a description of the Manager's valuation processes, and all transfers between levels of the fair value hierarchy, rather than significant transfers only. The amended guidance is effective for financial statements for interim and annual periods beginning after December 15, 2011. The Manager is in the process of evaluating the impact of this guidance on the Fund's financial statement disclosures.

   Effective July 31, 2011, the Fund adopted guidance issued by FASB in January 2010, which requires entities to disclose information about purchases, sales, issuances, and settlements of Level 3 securities on a gross basis, rather than net. This adoption had no impact on the Fund's financial statements or disclosures.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

(9) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                          YEAR ENDED JULY 31,
                                   ----------------------------------------------------------------
                                       2011          2010          2009          2008          2007
                                   ----------------------------------------------------------------
Net asset value at
  beginning of period              $   5.90      $   5.47      $   7.90      $   9.34      $   8.56
                                   ----------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income                 .08           .05           .09           .08           .04
  Net realized and
    unrealized gain (loss)              .99           .45         (2.42)         (.80)         1.91
                                   ----------------------------------------------------------------
Total from investment
  operations                           1.07           .50         (2.33)         (.72)         1.95
                                   ----------------------------------------------------------------
Less distributions from:
  Net investment income                (.06)         (.07)         (.10)         (.05)         (.05)
  Realized capital gains                  -             -             -          (.67)        (1.12)
                                   ----------------------------------------------------------------
Total distributions                    (.06)         (.07)         (.10)         (.72)        (1.17)
                                   ----------------------------------------------------------------
Net asset value at end
  of period                        $   6.91      $   5.90      $   5.47      $   7.90      $   9.34
                                   ================================================================
Total return (%)*                     18.23          9.12        (29.37)        (8.80)        24.24(a)
Net assets at
  end of period (000)              $683,864      $646,422      $590,330      $817,210      $540,817
Ratios to average
  net assets:**
  Expenses (%)(b),(c)                  1.30          1.30          1.26          1.20          1.16(a)
  Expenses, excluding
    reimbursements (%)(c)              1.34          1.44          1.63          1.41          1.47(a)
  Net investment income (%)(c)         1.31          1.00          1.83          1.26           .83
Portfolio turnover (%)                  113           219           285           210           223

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.
 ** For the year ended July 31, 2011, average net assets were $705,447,000.
(a) For the year ended July 31, 2007, SAS voluntarily reimbursed the Fund for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund's total return or ratio of expenses to average net assets.
(b) Effective December 1, 2008, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.30% of the Fund's average net assets. Prior to December 1, 2008, the Manager voluntarily agreed to limit the annual expenses of the Fund to 1.20% of the Fund's average net assets from December 1, 2006, through November 30, 2008; and to 1.00% prior to December 1, 2006.
(c) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.

================================================================================

42  | USAA CAPITAL GROWTH FUND

================================================================================

EXPENSE EXAMPLE

July 31, 2011 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2011, through July 31, 2011.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical

================================================================================

                                                           EXPENSE EXAMPLE |  43

================================================================================

account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                              EXPENSES PAID
                                        BEGINNING            ENDING           DURING PERIOD*
                                      ACCOUNT VALUE       ACCOUNT VALUE     FEBRUARY 1, 2011 -
                                     FEBRUARY 1, 2011     JULY 31, 2011       JULY 31, 2011
                                     ---------------------------------------------------------
Actual                                  $1,000.00           $1,014.70             $6.49

Hypothetical
  (5% return before expenses)            1,000.00            1,018.35              6.51

* Expenses are equal to the Fund's annualized expense ratio of 1.30%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's ending account value on the first line in the table is based on its actual total return of 1.47% for the six-month period of February 1, 2011, through July 31, 2011.

================================================================================

44  | USAA CAPITAL GROWTH FUND

================================================================================

ADVISORY AGREEMENTS

July 31, 2011

--------------------------------------------------------------------------------

At a meeting of the Board of Trustees (the Board) held on April 26, 2011, the Board, including the Trustees who are not "interested persons" of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager and the Subadvisory Agreement with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreement and the Manager and the Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreement with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreement with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning

================================================================================

                                                       ADVISORY AGREEMENTS |  45

================================================================================

the Fund's performance and related services provided by the Manager and by the Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager and the Subadviser is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreement included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES -- In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its familiarity with the Manager's management through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of senior

================================================================================

46  | USAA CAPITAL GROWTH FUND

================================================================================

personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadviser and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing investment companies, including the Fund.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE -- In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with front-end loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all no-load and front-end load retail open-end investment companies in similar investment classifications/ objectives as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate -- which includes advisory and administrative services and the effects of any performance adjustment

================================================================================

                                                       ADVISORY AGREEMENTS |  47

================================================================================

as well as any fee waivers or reimbursements -- was below the median of its expense group and its expense universe. The data indicated that the Fund's total expense ratio, after reimbursements, was above the median of its expense group and below the median of its expense universe.

The Board took into account the various services provided to the Fund by the Manager and its affiliates.

The Board also noted the level and method of computing the management fee, including any performance adjustment to such fee. The Trustees also took into account the Manager's current undertakings to maintain expense limitations for the Fund and that the subadvisory fees under the Subadvisory Agreement are paid by the Manager.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the one-, three-, and five-year periods ended December 31, 2010. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the same time periods. The Board took into account management's discussion of the Fund's performance, including the impact of current market conditions on the Subadviser's investment style.

COMPENSATION AND PROFITABILITY -- The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered

================================================================================

48  | USAA CAPITAL GROWTH FUND

================================================================================

profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager has reimbursed a portion of its management fees to the Fund and also pays the Fund's subadvisory fees. The Trustees reviewed the profitability, if any, of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE -- The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also considered the fee waivers and expense reimbursement arrangement by the Manager and the fact that the Manager also pays the subadvisory fee. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS -- The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the Fund's performance is being addressed; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to

================================================================================

                                                       ADVISORY AGREEMENTS |  49

================================================================================

be provided by the Manager; and (v) the Manager's and its affiliates' level of profitability, if any, from their relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENT

In approving the Fund's Subadvisory Agreement, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship;
(iii) comparisons, to the extent available, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. The Board's analysis of these factors is set forth below.

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Subadvisory Agreement. In approving the Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL -- The Trustees considered information provided to them regarding the services provided by the Subadviser, including information presented periodically throughout the previous year. The Board considered the Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and the Subadviser's level of staffing. The Trustees noted that the materials provided to them indicated that the method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with underperformance

================================================================================

50  | USAA CAPITAL GROWTH FUND

================================================================================

from taking undue risks. The Trustees also noted the Subadviser's brokerage practices.

The Board also considered the Subadviser's regulatory and compliance history. The Board also took into account the Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of the Subadviser include:
(i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and
(iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION -- The Board also took into consideration the financial condition of the Subadviser. In considering the cost of services to be provided by the Subadviser and the profitability to the Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate the Subadvisory Agreement and the fees thereunder at arm's length. The Board also considered information relating to the cost of services to be provided by the Subadviser and the Subadviser's profitability with respect to the Fund, and the potential economies of scale in the Subadviser's management of the Fund, to the extent available. However, for the reasons noted above, this information was less significant to the Board's consideration of the Subadvisory Agreement than the other factors considered.

SUBADVISORY FEES AND PERFORMANCE -- The Board compared the subadvisory fees for the Fund with the fees that the Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to the Subadviser. As noted above, the Board considered, among other data, the Fund's performance during the one-, three-, and five-year periods ended December 31, 2010, as compared to the Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadviser. The Board was mindful of the Manager's

================================================================================

                                                       ADVISORY AGREEMENTS |  51

================================================================================

focus on the Subadviser's performance and the explanations of management regarding the performance of the Fund. The Board also noted the Subadviser's long-term performance record for similar accounts, as applicable.

CONCLUSIONS -- The Board reached the following conclusions regarding the Subadvisory Agreement, among others: (i) the Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) the Subadviser maintains an appropriate compliance program; (iii) the overall performance of the Fund is being addressed; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and the Subadviser. Based on the Board's conclusions, it determined that approval of the Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

52  | USAA CAPITAL GROWTH FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees of the Trust consists of six Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board of Trustees is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Trustees periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or re-election, as the case may be, at least once every five years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Trustees of the USAA family of funds consisting of one registered investment company offering 48 individual funds as of July 31, 2011. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  53

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

CHRISTOPHER W. CLAUS(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: December 1960
Year of Election or Appointment: 2001

Chair of the Board of Directors, IMCO (11/04-present); President, IMCO (2/08-10/09); Chief Investment Officer, IMCO (2/07-2/08); President and Chief Executive Officer, IMCO (2/01-2/07); Chair of the Board of Directors, USAA Financial Advisors, Inc. (FAI) (1/07-present); President, FAI (12/07-10/09); President, Financial Advice and Solutions Group (FASG) USAA (9/09-present); President, Financial Services Group, USAA (1/07-9/09). Mr. Claus serves as Chair of the Board of Directors of USAA Shareholder Account Services (SAS), and serves on the Board of USAA Financial Planning Services Insurance Agency, Inc. (FPS). He also serves as Vice Chair for USAA Life Insurance Company (USAA Life).

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

BARBARA B. DREEBEN(3, 4, 5, 6)
Trustee
Born: June 1945
Year of Election or Appointment: 1994

President, Postal Addvantage (7/92-present), a postal mail list management service. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

54  | USAA CAPITAL GROWTH FUND

================================================================================

ROBERT L. MASON, Ph.D.(3, 4, 5, 6)
Trustee
Born: June 1946
Year of Election or Appointment: 1997

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2007

Academic Director of the El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Management at Rice University (7/02-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Management at Rice University (7/01-present). Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  55

================================================================================

RICHARD A. ZUCKER(2, 3, 4, 5, 6)
Trustee and Chair of the Board of Trustees
Born: July 1943
Year of Election or Appointment: 1992(+)

Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

 (1) Indicates the Trustee is an employee of IMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
 (2) Member of Executive Committee
 (3) Member of Audit Committee
 (4) Member of Pricing and Investment Committee
 (5) Member of Corporate Governance Committee
 (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
 (7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the
     Funds'
     Board in November 2008.
 (+) Mr. Zucker was elected as Chair of the Board in 2005.

================================================================================

56  | USAA CAPITAL GROWTH FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA
Vice President
Born: June 1966
Year of Appointment: 2009

President and Director, IMCO, FAI, FPS, and SAS (10/09-present); President, Banc of America Investment Advisors (9/07-9/09); Managing Director, Planning and Financial Products Group, Bank of America (9/01-9/09).

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, IMCO (3/10-present); Vice President, Fixed Income Investments, IMCO (2/04-3/10). Mr. Freund also serves as a Director for SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, Equity Investments, IMCO (2/09-present); Managing Director, AIG Investments (12/00-1/09).

CHRISTOPHER P. LAIA
Secretary
Born: January 1960
Year of Appointment: 2010

Senior Vice President, Compliance and Ethics, USAA (7/11-present); Vice President, Financial Advice & Solutions Group General Counsel, USAA (10/08-7/11); Vice President, Securities Counsel, USAA (6/07-10/08); Assistant Secretary, USAA family of funds (11/08-4/10); General Counsel, Secretary, and Partner, Brown Advisory (6/02-6/07). Mr. Laia also holds the Officer positions of Vice President and Secretary of IMCO and SAS and Vice President and Assistant Secretary of FAI and FPS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  57

================================================================================

JAMES G. WHETZEL
Assistant Secretary
Born: February 1978
Year of Appointment: 2010

Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-present); Reed Smith, LLP, Associate (08/05-11/08).

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Treasurer, USAA family of funds (7/00-2/08).

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, IMCO, FAI, FPS, SAS and USAA Life (2/09-present); Vice President, Senior Financial Officer, USAA (2/07-present); consultant, Robert Half/Accounttemps (8/06-1/07); Chief Financial Officer, California State Automobile Association (8/04-12/05).

JEFFREY D. HILL
Chief Compliance Officer
Born: December 1967
Year of Appointment: 2004

Assistant Vice President, Mutual Funds Compliance, USAA (9/04-present).

 (1) Indicates those Officers who are employees of IMCO or affiliated companies and are considered "interested persons" under the Investment Company
     Act of 1940.

================================================================================

58  | USAA CAPITAL GROWTH FUND

================================================================================

TRUSTEES                               Christopher W. Claus
                                       Barbara B. Dreeben
                                       Robert L. Mason, Ph.D.
                                       Barbara B. Ostdiek, Ph.D.
                                       Michael F. Reimherr
                                       Richard A. Zucker
--------------------------------------------------------------------------------
ADMINISTRATOR,                         USAA Investment Management Company
INVESTMENT ADVISER,                    P.O. Box 659453
UNDERWRITER, AND                       San Antonio, Texas 78265-9825
DISTRIBUTOR
--------------------------------------------------------------------------------
TRANSFER AGENT                         USAA Shareholder Account Services
                                       9800 Fredericksburg Road
                                       San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                          State Street Bank and Trust Company
ACCOUNTING AGENT                       P.O. Box 1713
                                       Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                            Ernst & Young LLP
REGISTERED PUBLIC                      100 West Houston St., Suite 1800
ACCOUNTING FIRM                        San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                            Under "My Accounts" on
SELF-SERVICE 24/7                      usaa.com select "Investments"
AT USAA.COM

OR CALL                                Under "Investments" view
(800) 531-USAA                         account balances, or click
         (8722)                        "I want to...," and select
                                       the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's Web site at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------
>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on usaa.com select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

            [LOGO OF USAA]
                USAA(R)
   WE KNOW WHAT IT MEANS TO SERVE.(R)

   =============================================================================
   36844-0911                                (C)2011, USAA. All rights reserved.



   ITEM 2.  CODE OF ETHICS.

On September 22, 2010, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 48 funds in all. Only 14 funds of the Registrant have a fiscal year-end of July 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended July 31, 2011 and 2010 were $391,388 and $359,418, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended July 31, 2011 and 2010 were $63,358 and $61,513, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. No such fees were billed by Ernst & Young LLP for the review of federal, state and city income and tax returns and excise tax calculations for fiscal years ended July 31, 2011 and 2010.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended July 31, 2011 and 2010.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, IMCO, and the Funds' transfer agent, SAS, for July 31, 2011 and 2010 were $384,316 and $104,896, respectively.

(h) Ernst & Young LLP provided non-audit services to IMCO in 2011 and 2010 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to IMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:



                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and IMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for IMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on IMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and IMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and IMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and IMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, IMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and IMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other IMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, IMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee: August 31,
2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.






SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended July 31, 2011

By:*     /s/ Christopher P. Laia
         --------------------------------------------------------------
         Signature and Title:  Christopher P. Laia, Secretary

Date:    09/28/2011
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Christopher W. Claus
         -----------------------------------------------------
         Signature and Title:  Christopher W. Claus, President

Date:    09/29/2011
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:    09/28/2011
         ------------------------------
*Print the name and title of each signing officer under his or her signature.